UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2016

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO	63105
(Address of principal executive offices)	(Zip Code)

(314) 480-1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Olin Corporation (“Olin” or the “Parent Guarantor”) is filing with this Current Report on Form 8-K (this “Current Report”) the unaudited consolidated financial statements of Olin Corporation and subsidiaries as of June 30, 2016 and 2015 and for the three- and six-month periods ended June 30, 2016 and 2015 to include additional guarantor information in the note entitled “Supplemental Guarantor Financial Information.” Olin’s unaudited consolidated financial statements and the notes related thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

As previously disclosed, in October 2015 Blue Cube Spinco Inc. (“Blue Cube” or the “Issuer”) issued in a private placement (i) $720 million aggregate principal amount of unregistered 9.75% Senior Notes due 2023 (the “Original 2023 Notes”) and (ii) $500 million aggregate principal amount of unregistered 10.00% Senior Notes due 2025 (the “Original 2025 Notes” and, together with the Original 2023 Notes, the “Original Notes”), in connection with the acquisition by Olin of the Dow Chlorine Products Business (the “DCP Business”) from The Dow Chemical Company (“TDCC”). The Issuer is a 100% owned subsidiary of the Parent Guarantor, and the Original Notes are fully and unconditionally guaranteed by the Parent Guarantor. In connection with the private placement of the Original Notes, the Issuer and the Parent Guarantor entered into a registration rights agreement relating to the Original Notes, pursuant to which the Issuer and Parent Guarantor filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on July 29, 2016 (which Registration Statement has not yet been declared effective) to exchange the Original Notes of each series for new notes of such series (the “Exchange Notes”), with terms (including the guarantees by the Parent Guarantor) identical in all material respects to the terms of the Original Notes (except that the Exchange Notes will not contain certain terms with respect to transfer restrictions or potential increase in annual interest rate) (the “Exchange Offer”). In connection with the Exchange Offer, the Parent Guarantor will be required, pursuant to Rule 3-10 of Regulation S-X, to include in its financial statements certain financial information with respect to the Issuer, the Parent Guarantor and non-guarantor subsidiaries of the Parent Guarantor.

The unaudited consolidated financial statements of Olin and the notes related thereto have been updated to include the notes entitled “Supplemental Guarantor Financial Information”. All other information, including financial information, provided in Olin’s Form 10-Q for the quarterly period ended June 30, 2016 (the “Form 10-Q”), remains unchanged and this Current Report does not modify or update the disclosures in the Form 10-Q in any other way. This Current Report should be read in conjunction with the Form 10-Q.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited consolidated financial statements of Olin Corporation and subsidiaries as of June 30, 2016 and 2015, and for the three- and six-month periods ended June 30, 2016 and 2015

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ George H. Pain
Name:	George H. Pain
Title:	Senior Vice President, General Counsel and Secretary

Date: September 1, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited consolidated financial statements of Olin Corporation and subsidiaries as of June 30, 2016 and 2015, and for the three- and six-month periods ended June 30, 2016 and 2015

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

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